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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accounts, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of the registration statement on Form S-4 for 21st Century Telecom Group, Inc., File Number 333-47235.


                                         /s/
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                                         ARTHUR ANDERSEN LLP

Chicago, Illinois

May 14, 1998